                                                          Draft of June 16, 1995



                          AIRBORNE FREIGHT CORPORATION

                               ________________

                             Underwriting Agreement


                                                               ___________, 1995



Goldman, Sachs & Co.,
  555 California Street,
    San Francisco, California  94104.

BA Securities, Inc.,
  555 California Street,
    San Francisco, California  94104.

Dear Sirs:

                 From time to time Airborne Freight Corporation, a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"). The Securities will be guaranteed pursuant to guarantees (the "Guarantees") as to payment of principal, premium, if any, and interest, by ABX Air, Inc., a Delaware corporation ("ABX"), and Airborne Forwarding Corporation, a Delaware corporation, each a wholly-owned subsidiary of the Company (together, the "Guarantors").

                 The terms and rights of any particular issuance of Designated Securities and the Guarantees shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

                 1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative.

This Underwriting Agreement shall not be construed as an obligation of the Company or the Guarantors to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

                 2. Each of the Company and the Guarantors jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

                 (a) A registration statement in respect of the Securities and the Guarantees thereof has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding Form T-1, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities and the Guarantees thereof, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities and the Guarantees thereof in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                 (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities and the Guarantees thereof;

                 (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities and the Guarantees thereof;

                 (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock, other than an issuance of shares of Common Stock under the Company's 1979, 1983, 1989 and 1994 Airborne Key Employee Stock Option and Stock Appreciation Rights Plans and the Directors Stock Option Plan (the "Plans"), or long-term debt of the Company or any of its subsidiaries or any decrease in consolidated earnings available to common stockholders or consolidated total assets of the Company and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

                 (e) Wilmington Air Park, Inc., an Ohio Corporation ("Wilmington"), has good and marketable title in fee simple to its facilities in Clinton County, Ohio, and ABX, has good and marketable title to all aircraft owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all aircraft held under lease by ABX are held by ABX under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such aircraft by ABX;

                 (f) Each of the Company and the Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the states listed in Annex II, Annex III and Annex IV, respectively, hereto; neither the Company nor either Guarantor owns any substantial properties or conducts substantial business so as to require any of them to be qualified as a foreign corporation for the transaction of business under the laws of any other jurisdiction or, if any of them does own such substantial properties or conduct such substantial business so as to be so required, is subject to no material liability or disability by reason of the failure to be so qualified; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

                 (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of Wilmington and each of the Guarantors have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                 (h) The Securities have been duly authorized, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                 (i) The Guarantees have been duly authorized and, when executed and delivered pursuant to the Indenture, will constitute valid and legally binding obligations of the Guarantors enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                 (j) The issue and sale of the Securities, the issue of the Guarantees thereof and the compliance by such of the Company and the Guarantors as is a party thereto with all of the provisions of the Securities, the Guarantees thereof, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or either Guarantor is a party or by which the Company or either Guarantor is bound or to which any of the property or assets of the Company or either Guarantor is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or either Guarantor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or either Guarantor or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the issuance of the Guarantees thereof or the consummation by the Company and the Guarantors of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities, including the Guarantees thereof, by the Underwriters;

                 (k) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's and the Guarantors' knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                 (l) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                 (m) The name "Airborne Express" is a trademark of the Company which has been registered with the United States Patent and Trademark Office; the Company has the right to use such trademark in connection with its business as currently and as proposed to be conducted, and the Company has not received any notice that its current and proposed use of such trademark infringes any rights of any other party;

                 (n) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                 (o) The Company and its subsidiaries hold all licenses, certificates and permits of and from the Federal Aviation Administration (including, without limitation, certificates issued pursuant to Sections 418 and 401 of the Federal Aviation Act of 1958, as amended, and Part 121 of the Federal Aviation Regulations), the Interstate Commerce Commission and all other civil authorities which are required to operate its and their businesses as currently conducted and as proposed to be conducted; such licenses are valid and in good standing; and the Company and its subsidiaries are not aware of any dispute with any licensing or regulatory authority having jurisdiction over its or their businesses;

                 (p) The statements set forth in the Prospectus and the Prospectus as amended or supplemented, as applicable, under the captions "Description of Debt Securities" and "Description of the Debentures", insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair; and

                 (q) Deloitte & Touche, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                 3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

                 4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in the funds specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

                 5. The Company and the Guarantors jointly and severally agree with each of the Underwriters of any Designated Securities:

                 (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities and the Guarantees thereof in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities and the Guarantees thereof or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and the Guarantees thereof and prior to the Time of Delivery for such Securities and the Guarantees thereof which shall be disapproved by the Representatives for such Securities and Guarantees thereof promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities and the Guarantees thereof, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities and the Guarantees thereof, of the suspension of the qualification of such Securities or such Guarantees thereon for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or the Guarantees or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                 (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities and the Guarantees thereof for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith neither the Company nor either Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                 (c) Prior to 10:00 a.m. New York City time, on the New York business day next succeeding the date of the Pricing Agreement for such Designated Securities and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented with respect to such Designated Securities in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of such Designated Securities and the Guarantees thereof and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                 (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

                 (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives.

                 6. The Company and the Guarantors jointly and severally covenant and agree with the several Underwriters that the Company and the Guarantors will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Guarantors' counsel and accountants in connection with the registration of the Securities and the Guarantees thereof under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and legal investment surveys and any other documents in connection with the offering, purchase, sale and delivery of the Securities and the Guarantees thereof; (iii) all expenses in connection with the qualification of the Securities and the Guarantees thereof for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and any legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities and the Guarantees thereof; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the Guarantees thereof; (vi) the cost of preparing the Securities and the Guarantees thereof; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture, the Securities and the Guarantees thereof; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities and the Guarantees thereof by them, and any advertising expenses connected with any offers they may make.

                 7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities and the Guarantees thereof shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and the Guarantors in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company and the Guarantors shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                 (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities and the Guarantees thereof shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                 (b) Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions (a final draft of each such opinion is attached as Annex V(a) hereto), dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                 (c) Counsel for the Company and the Guarantors satisfactory to the Representatives shall have furnished to the Representatives their written opinion (a final draft of each such opinion is attached as Annex V(b) hereto), dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                            (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                           (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock (including the preferred stock purchase rights described in the Prospectus as amended or supplemented) of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                          (iii) Each of the Company and the Guarantors has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the states listed in Annex II, Annex III and Annex IV, respectively, hereto (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company and each of the Guarantors, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                           (iv) Each of Wilmington and the Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of Wilmington and the Guarantors have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions and certificates);

                            (v) Wilmington has good and marketable title in fee simple to its facilities in Clinton County, Ohio free and clear of all liens, encumbrances and defects except such as are described in the Prospectus as amended or supplemented or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions, abstracts, reports, policies and certificates);

                           (vi) To the best of such counsel's knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                          (vii) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company and the Guarantors;

                         (viii) The Designated Securities and the Guarantees thereof have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company and the Guarantors, respectively, entitled to the benefits provided by the Indenture; and the Designated Securities, the Guarantees thereof and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;

                           (ix) The Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                            (x)   The issue and sale of the Designated
                 Securities, the issuance of the Guarantees and the compliance by such of the Company and the Guarantors as is a party thereto with all of the provisions of the Designated Securities, the Guarantees, the Indenture, this Agreement and the Pricing Agreement with respect to the Designated Securities and the Guarantees thereof and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                           (xi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities, the issuance of the Guarantees thereof or the consummation by the Company and the Guarantors of the transactions contemplated by this Agreement or such Pricing Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities and the Guarantees thereof by the Underwriters; provided, however, that in rendering the opinion set forth in this clause (xi), such counsel may state that, to the extent that such opinion relates to the laws of any jurisdiction other than the states of Washington and Delaware and the federal laws of the United States, or any regulations promulgated thereunder, such opinion is to the best knowledge of such counsel after reasonable investigation;

                          (xii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                         (xiii) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company or the Guarantors prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

                          (xiv) The name "Airborne Express" is a trademark of the Company which has been duly registered with the U.S. Patent and Trademark Office;

                           (xv) ABX is a duly certified cargo carrier with a certificate issued and in full force and effect under Sections 401 and 418 of the Federal Aviation Act of 1958, as amended, and is the holder of a valid and effective operating certificate issued pursuant to Part 121 of the Federal Aviation Regulations, and while such counsel has not conducted any investigation as to the continued eligibility of ABX to hold such certificates under such act and is not expressing any opinion as to such eligibility, no facts have come to the attention of such counsel that have caused such counsel to conclude that ABX is ineligible to hold such certificates by virtue of the ownership of in excess of 25% of the Company's outstanding Common Stock by persons who are not "citizens of the United States" within the meaning of such Act; and

                          (xvi) Such counsel is not aware of any additional material regulatory authority, permits or licenses beyond those held by the Company and its subsidiaries which are required to enable the Company and its subsidiaries legally to carry on its business as described in the Prospectus as amended or supplemented, provided that such counsel need express no opinion as to aircraft regulatory authority permits or licenses.

         In rendering such opinion, such counsel may rely as to matters of Ohio law upon the opinion of Vorys, Sater, Seymour & Pease, counsel for the Guarantors and Wilmington, provided such counsel states that they believe the Representatives and they are entitled to rely on such opinion.

                 (d) Counsel for ABX satisfactory to the Representatives, shall have furnished to the Representatives their written opinion (a final draft of each such opinion is attached as Annex V(c) hereto), dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that ABX has such licenses, certificates and permits from the Federal Aviation Administration as are necessary to own its properties and conduct its business in the manner described in the Prospectus; such counsel has no reason to believe that the Federal Aviation Administration is considering modifying, suspending or revoking any such licenses, certificates or permits; to the best of such counsel's knowledge, ABX is in compliance in all material respects with the provisions of such licenses, certificates and permits; and the matters set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and the Prospectus as amended or supplemented relating to aircraft regulatory authorities and regulations are accurate and fairly summarize the principal regulatory considerations therein described.

                 (e) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and the Guarantees thereof and at the Time of Delivery for such Designated Securities and the Guarantees thereof, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex VI hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                 (f)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, there shall not have been any change in the capital stock, other than an issuance of shares of Common Stock upon exercise of employee stock options under the Plans, or long-term debt of the Company or any of its subsidiaries or any decrease in consolidated earnings available to common shareholders or consolidated total assets of the Company and its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities and the Guarantees thereof on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

                 (g) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and
         (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                 (h) On or after the date of the Pricing Agreement relating to the Designated Securities and the Guarantees thereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States, of a national emergency or war if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities and the Guarantees thereof on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

                 (i)  The Company shall have complied with the provisions of
         Section 5(c) hereof with respect to the furnishing of prospectuses on the New York business day next succeeding the date of the Pricing Agreement relating to such Designated Securities; and

                 (j) The Company and each of the Guarantors shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company and each of the Guarantors, respectively, satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and each of the Guarantors, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and each of the Guarantors, respectively, of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

                 8. (a) Each of the Company and the Guarantors jointly and severally will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the

         Prospectus as amended or supplemented and any other prospectus relating to the Securities or the Guarantees thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Guarantors shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or the Guarantees thereof, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities or the Guarantees thereof through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities or the Guarantees thereof.

                 (b) Each Underwriter will indemnify and hold harmless the Company and the Guarantors against any losses, claims, damages or liabilities to which the Company or the Guarantors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or the Guarantees thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or the Guarantees thereof, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company or the Guarantors, respectively, in connection with investigating or defending any such action or claim as such expenses are incurred.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                 (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities and the Guarantees thereof to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

                 (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantors and to each person, if any, who controls the Company or the Guarantors within the meaning of the Act.

                 9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

                 (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                 (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                 10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantors and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Company or the Guarantors, or any officer or director or controlling person of the Company or the Guarantors, and shall survive delivery of and payment for the Securities.

                 11.  If any Pricing Agreement shall be terminated pursuant to
Section 9 hereof, the Company and the Guarantors shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company and the Guarantors will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company and the Guarantors shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

                 12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities and the Guarantees thereof shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

                 All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; and if to either Guarantor, shall be delivered or sent by mail, telex or facsimile transmission to the address of such Guarantor set forth in the Registration Statement:
Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                 13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantors and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and the Guarantors and each person who controls the Company, the Guarantors or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                 14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                 15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                 If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof.

                                           Very truly yours,

                                           AIRBORNE FREIGHT CORPORATION


                                           By:_________________________
                                                   Name:
                                                   Title:


                                           ABX AIR, INC.



                                           By:_________________________
                                              Name:
                                              Title:


                                           AIRBORNE FORWARDING CORPORATION



                                           By:_________________________
                                              Name:
                                              Title:



Accepted as of the date hereof:

Goldman, Sachs & Co.
BA Securities, Inc.



By:__________________________
     (Goldman, Sachs & Co.)

                                                                         ANNEX I




                               PRICING AGREEMENT


Goldman, Sachs & Co.,
  555 California Street,
    San Francisco, California  94104.

BA Securities, Inc.,
  555 California Street,
    San Francisco, California  94104.


                                                               _________________


Dear Sirs:

                 Airborne Freight Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated __________, 1995 (the "Underwriting Agreement"), between the Company, ABX Air, Inc. ("ABX") and Airborne Forwarding Corporation ("AFC, and, together with ABX, the "Guarantors") on the one hand and Goldman, Sachs & Co. and BA Securities, Inc. on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

                 An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

                 Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company and the Guarantors agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

                 If the foregoing is in accordance with your understanding, please sign and return to us one for the issuers and each of the Representatives plus one for each counsel counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the

Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                    Very truly yours,

                                    AIRBORNE FREIGHT CORPORATION


                                    By: ________________________
                                            Name:
                                            Title:



                                    ABX AIR, INC.


                                    By: ________________________
                                            Name:
                                            Title:



                                    AIRBORNE FORWARDING CORPORATION


                                    By: ________________________
                                            Name:
                                            Title:




Accepted as of the date hereof:

Goldman, Sachs & Co.
BA Securities, Inc.



By:__________________________
    (Goldman, Sachs & Co.)

                                   SCHEDULE I


                                                                                                  Principal
                                                                                                 Amount of
                                                                                                 Designated
                                                                                                 Securities
                                                                                                    to be
                                                                                                  Purchased
                                                                                                  ---------

                   Underwriter
                   -----------
Goldman, Sachs & Co.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               $

BA Securities, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               $
                                                                                                  ---------
     Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               $
                                                                                                  =========

                                  SCHEDULE II


TITLE OF DESIGNATED SECURITIES:

         [___%] [Floating Rate] [Zero Coupon] [Notes]
         [Debentures] due

AGGREGATE PRINCIPAL AMOUNT:
         [$]

PRICE TO PUBLIC:

         ___% of the principal amount of the Designated Securities, plus accrued interest from ___________ to ___________ [and accrued amortization, if any, from ___________ to ___________]

PURCHASE PRICE BY UNDERWRITERS:

         ___% of the principal amount of the Designated Securities, plus accrued interest from __________ to __________ [and accrued amortization, if any, from __________ to __________]

FORM OF DESIGNATED SECURITIES:

         [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]] [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:
         [[New York] Clearing House (next day) funds]
         [Same day funds]

INDENTURE:
Indenture dated ___________, 1995, among the Company ABX Air, Inc., Airborne Forwarding Corporation and The Bank of New York, as
         Trustee

MATURITY:

         ______________,

INTEREST RATE:
         [___%] [Zero Coupon] [See Floating Rate Provisions]

INTEREST PAYMENT DATES:
         [months and dates, commencing _________, 19__]

REDEMPTION PROVISIONS:

         [No provisions for redemption]

         [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of [$]______ or an integral multiple thereof,

         [on or after _________, ____ at the following redemption prices (expressed in percentages of principal amount). If [redeemed on or before ____________, ___%, and if] redeemed during the 12-month period beginning ____________,



                                                                    REDEMPTION
        YEAR                                                           PRICE
        ----                                                        ----------




         and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.] [on any interest payment date falling on or after ___________, ____, at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

         [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law.]

         [Restriction on refunding]

SINKING FUND PROVISIONS:

         [No sinking fund provisions]

         [The Designated Securities are entitled to the benefit of a sinking fund to retire [$]______ principal amount of Designated Securities on _______________ in each of the years _____ through _____ at 100% of their principal amount plus accrued interest][, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$]_______ principal amount of Designated Securities in the years _____ through _____ at 100% of their principal amount plus accrued interest].

         [If Securities are extendable debt securities, insert --

EXTENDABLE PROVISIONS:

                 Designated Securities are repayable on ___________, ____ [insert date and years], at the option of the holder, at their principal amount with accrued interest. The initial annual interest rate will be ___%, and thereafter the annual interest rate will be adjusted on ____________, ____ and ________ to a rate not less than ___% of the effective annual interest rate on U.S. Treasury obligations with ______-year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

    [If Designated Securities are floating rate debt securities, insert --

FLOATING RATE PROVISIONS:

                 Initial annual interest rate will be ___% through ____________ [and thereafter will be adjusted [monthly] [on each ____________, ____________, ____________, and ____________] [to an annual rate of
         ___% above the average rate for ______- year [month] [securities] [certificates of deposit] issued by _______________ and _______________ [insert names of banks].] [and the annual interest rate [thereafter] [from ____________ through ____________] will be the interest yield equivalent to the weekly average per annum market discount rate for _______-month Treasury bills plus ___% of Interest Differential (the excess, if any, of (i) the then current weekly average per annum secondary market yield for _____-month certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per annum market discount rate for _____-month Treasury bills); [from ____________ and thereafter the rate will be the then current interest yield equivalent plus ___% of Interest Differential].]

DEFEASANCE PROVISIONS:



TIME OF DELIVERY:



CLOSING LOCATION:



NAMES AND ADDRESSES OF REPRESENTATIVES:

         Designated Representatives:
         Address for Notices, etc.:

[OTHER TERMS]

                                                                        ANNEX II
                          AIRBORNE FREIGHT CORPORATION

                     States Where Qualified to do Business
                              and in Good Standing



Alaska                                             Kansas                            Ohio
California                                         Kentucky                          Oklahoma
Colorado                                           Maryland                          Oregon
Connecticut                                        Massachusetts                     Pennsylvania
Florida                                            Michigan                          Puerto Rico
Georgia                                            Missouri                          Tennessee
Hawaii                                             New Jersey                        Texas
Illinois                                           New York                          Washington
Indiana                                            North Carolina

                                                                       ANNEX III
                                 ABX AIR, INC.

                     States Where Qualified to do Business
                              and in Good Standing



                          Colorado                                  Texas
                          Maryland                                  Washington
                          Ohio

                                                                        ANNEX IV
                        AIRBORNE FORWARDING CORPORATION

                     States Where Qualified to do Business
                              and in Good Standing



                          California                        Illinois

                                                                        ANNEX VI


         Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                 (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

             (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

            (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years:

             (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                          (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                          (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                          (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause
                 (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                          (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                          (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                          (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                 (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minutes books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in

         Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                 All references in this Annex VI to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.